UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2018

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
Tampa, Florida		33634
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on September 4, 2018 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

Effective September 1, 2018, The WellCare Management Group, Inc., a New York corporation (“Acquiror”) and a wholly-owned subsidiary of WellCare Health Plans, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of Caidan Management Company, LLC, a Michigan limited liability company (“Caidan Management”), MeridianRx, LLC, a Michigan limited liability company (“MeridianRx”) and Caidan Holding Company, a Michigan corporation (together with Caidan Management and MeridianRx, the “Meridian Group”). Pursuant to, and subject to the terms and conditions of, that certain Transaction Agreement (the “Transaction Agreement”), dated May 28, 2018, by and among Acquiror, the Meridian Group and Caidan Enterprises, Inc., a Michigan corporation (“Seller”), Acquiror acquired all of the outstanding equity interests of the Meridian Group (including Meridian Health Plan of Illinois, Inc. and Meridian Health Plan of Michigan, Inc.) from Seller (the “Transaction”) for an aggregate purchase price of approximately $2.5 billion, subject to certain purchase price adjustments, as described in the Transaction Agreement.
The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 filed with the Securities and Exchange Commission (“SEC”) on July 31, 2018, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the six months ended June 30, 2018 and 2017 are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Uunaudited pro forma condensed combined financial information and related notes of the Company for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018 given effect to the Transaction and related transactions are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit

2.1
Transaction Agreement, dated May 28, 2018, by and among The WellCare Management Group, Inc., Caidan Management Company, LLC, MeridianRx, LLC, Caidan Holding Company and Caidan Enterprises, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 filed with the SEC on July 31, 2018).

23.1	Consent of Plante & Moran, PLLC, independent auditor to Caidan Enterprises, Inc.
99.1
Audited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the years ended December 31, 2017 and 2016 (incorporated by reference to Exhibit 99.4 to the Company’s Periodic Report on Form 8-K filed with the SEC on August 6, 2018)

99.2	Unaudited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the six months ended June 30, 2018 and 2017
99.3
Unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Transaction for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
October 30, 2018	/s/ Andrew L. Asher Andrew L. Asher Executive Vice President and Chief Financial Officer